UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2014 (May 7, 2014)

FREESCALE SEMICONDUCTOR, LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-35184	98-0522138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6501 William Cannon Drive West, Austin, Texas 78735

(Address of Principal Executive Offices, including Zip Code)

(512) 895-2000

(Registrant’s telephone number, including area code)

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Make Whole Award Agreements

On May 7, 2014, the Compensation and Leadership Committee of the Board of Freescale Semiconductor, Ltd. (the “Company”) adopted the Form Make Whole Restricted Cash Award Agreement (“Cash Award Agreement”) and the Form Make Whole Restricted Share Unit Award Agreement (the “RSU Award Agreement” and together with the Cash Award Agreement, the “Make Whole Agreements”), in each case for grants to be made to Daniel Durn, who will succeed Alan Campbell as the Senior Vice President and Chief Financial Officer on June 2, 2014. The following description of the Make Whole Agreements is qualified in its entirety by reference to the Make Whole Agreements, copies of which are filed as Exhibits 10.1 and 10.2 and are incorporated by reference.

Both Make Whole Agreements are under the Company’s 2011 Omnibus Incentive Plan, as amended and restated (the “Plan”).

The RSU Award Agreement provides for vesting of 25% of the award on each of the first, second, third and fourth anniversaries of the date of grant, subject to continued employment. Upon termination of employment due to death or disability, awards under the RSU Award Agreement will become vested for an additional number of shares equal to the number of shares that would have vested on the next anniversary of the date of grant if the participant had remained employed until such date. Under the RSU Award Agreement, Mr. Durn will receive one common share of the Company for each vested restricted share unit as soon as practicable following the applicable vesting date. In the event Mr. Durn’s employment is terminated by the Company without Cause or by him for Good Reason, in each case within twelve months of a change in control, all unvested awards will become immediately vested. If the RSU Award Agreement is not assumed or substituted under the terms of the RSU Award Agreement in connection with a change in control, all unvested portions of the award will become vested immediately upon the occurrence of the change in control. If Mr. Durn’s employment is terminated without Cause or by him for Good Reason before the awards are fully vested, all unvested portions of the awards will immediately become vested. “Cause” and “Good Reason” will have the meanings set forth in the Freescale Semiconductor, Inc. Executive Severance Plan for Senior Vice Presidents (the “Severance Plan”)

The Cash Award Agreement provides for a cash award of $1,500,000 to be paid in three equal installments, the first of which will be paid within 45 days of the commencement of employment, and then the first and second anniversaries of Mr. Durn’s employment. If Mr. Durn’s employment is terminated without Cause or by him for Good Reason before the awards are fully vested, all unvested portions of the awards will immediately become vested. “Cause” and “Good Reason” will have the meanings set forth in the Severance Plan.

The Make Whole Agreements also contain covenants regarding confidential information, non-solicitation and non-competition that are effective following termination.

Mr. Durn’s awards under the RSU Award Agreement and the Cash Award Agreement were designed to replace the value of the awards granted by GLOBALFOUNDRIES and cancelled upon Mr. Durn’s termination of employment.

Amended and Restated 2011 Omnibus Incentive Plan and Amended and Restated Employee Share Purchase Plan

At the Company’s Annual General Meeting of Shareholders held on May 8, 2014 (the “Annual Meeting”), the shareholders approved the Amended and Restated 2011 Omnibus Incentive Plan and the Amended and Restated Employee Share Purchase Plan (the “Amended and Restated Plans”). Descriptions of the material terms of the Amended and Restated Plans were provided in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2014 (the “Annual Proxy”) and incorporated by reference herein. The descriptions of the Amended and Restated Plans in the Annual Proxy are qualified in their entirety by reference to the full text of the Amended and Restated Plans, which were filed as Appendix A and Appendix B to the Annual Proxy.

Item 5.07 Submission of Matters to a Vote of Security Holders.

All of the Company’s proposals were approved by shareholders at the Annual Meeting. The final voting results for the proposals are set forth below.

1.	All nominees for election to the Board were elected to serve until their term expires at the 2015 annual general meeting of the Company, or until their appointment is terminated in accordance with our bye-laws, based on the following votes:

	For	Withheld	Broker Non- Votes
Krishnan Balasubramanian	290,400,248	1,086,712	3,823,211
Chinh E. Chu	266,261,805	25,225,155	3,823,211
Daniel J. Heneghan	290,488,798	998,162	3,823,211
Thomas H. Lister	277,164,117	14,322,843	3,823,211
Gregg A. Lowe	278,072,866	13,414,094	3,823,211
Joanne M. Maguire	290,402,217	1,084,743	3,823,211
John W. Marren	266,261,323	25,225,637	3,823,211
James A. Quella	266,743,622	24,743,338	3,823,211
Peter Smitham	266,263,624	25,223,336	3,823,211
Gregory L. Summe	266,263,865	25,223,095	3,823,211
Claudius E. Watts IV	266,264,286	25,222,674	3,823,211

2.	The proposal to appoint KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014, and authorize the Audit and Legal Committee of the Board to determine the independent auditors’ fees was approved based upon the following votes:

For	Against	Abstain
295,020,047	280,018	10,106

3.	The proposal to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, was approved based upon the following votes:

For	Against	Abstain	Broker Non- Votes
275,238,810	16,244,802	3,348	3,823,211

4.	The proposal to approve the Amended and Restated 2011 Omnibus Incentive Plan which amends and restates the existing 2011 Omnibus Incentive Plan to increase the number of common shares authorized by 22,500,000, permit the grant of performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code and make certain other clarifying changes and updates:

For	Against	Abstain	Broker Non- Votes
273,785,129	17,696,064	5,767	3,823,211

5.	The proposal to approve the Amended and Restated Employee Share Purchase Plan which amends and restates the existing Employee Share Purchase Plan to increase the number of common shares authorized by 6,600,000:

For	Against	Abstain	Broker Non- Votes
291,143,350	341,409	2,201	3,823,211

Item 8.01 Other Events.

On May 7, 2014, the Company’s Board appointed Gregory L. Summe to serve as Chairman of the Board. Mr. Summe joined our Board in September 2010 and also serves as the Chairman of our Compensation and Leadership Committee. Mr. Summe’s prior experience includes serving as Chairman and CEO of PerkinElmer, Inc., from 1999 to 2009. Mr. Summe also currently serves on the boards of Automatic Data Processing Inc., and the State Street Corporation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Freescale Semiconductor 2011 Omnibus Incentive Plan Form Make Whole Restricted Cash Award Agreement between Freescale Semiconductor and Daniel Durn.

10.2	Freescale Semiconductor 2011 Omnibus Incentive Plan Form Make Whole Restricted Share Unit Award Agreement between Freescale Semiconductor and Daniel Durn

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR, LTD.

By:	/s/ Dathan C. Voelter
Name:	Dathan C. Voelter
Title:	Assistant Secretary

Date: May 13, 2014

Exhibit Index

Exhibit Number	Description

10.1	Freescale Semiconductor 2011 Omnibus Incentive Plan Form Make Whole Restricted Cash Award Agreement between Freescale Semiconductor and Daniel Durn.

10.2	Freescale Semiconductor 2011 Omnibus Incentive Plan Form Make Whole Restricted Share Unit Award Agreement between Freescale Semiconductor and Daniel Durn